SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          DATE OF REPORT:February  26, 1999
                      --------------------------------------


                            Community West Bancshares
      --------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   California
      --------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                      0-23575                   77-0446957
      --------------------------------------------------------------------
              (Commission File Number)  (IRS Employer I.D. Number)


                 5638 Hollister Avenue, Goleta, California 93117
      --------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)


                                 (805) 692-1862
      ---------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA

     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     FINANCIAL  STATEMENT  OF  BUSINESS  ACQUIRED.

     The financial statements for Palomar Savings and Loan Association required by this Item 7 are incorporated herein in their entirety by this reference to
Exhibit  99.2  hereto.

     (b)     PRO  FORMA  FINANCIAL  INFORMATION.


       COMMUNITY WEST BANCSHARES AND PALOMAR SAVINGS AND LOAN ASSOCIATION
              UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA

     The following unaudited pro forma combined condensed financial data combines the historical consolidated condensed financial statements of Community West Bancshares and Palomar Savings and Loan Association after giving effect to the Merger which was consummated on December 14, 1998 as if it had been effective on September 30, 1998 and December 31, 1997, with respect to the Pro Forma Combined Condensed Balance Sheets, and as of the beginning of the periods indicated, with respect to the Pro Forma Combined Condensed Statements of Income. This information is presented under pooling-of-interests accounting. The information for the nine months ended September 30, 1998 is derived from the unaudited financial statements of Community West Bancshares and Palomar Savings and Loan Association which includes, in the opinion of the respective managements of Community West Bancshares and Palomar Savings and Loan Association, all adjustments (consisting only of normal accruals) necessary to present fairly the data for such periods. This information should be read in conjunction with the historical consolidated financial statements of Community West Bancshares and Palomar Savings and Loan Association including their respective notes thereto, which are included and incorporated by reference into this amendment to Current Report on Form 8-K dated December 29, 1998. The effect of estimated Merger and reorganization costs expected to be incurred in connection with the Merger have been reflected in the Unaudited Pro Forma Combined Condensed Balance Sheets; however, since the estimated costs are nonrecurring, they have not been reflected in the Unaudited Pro Forma Combined Condensed Statements of Income. See Note 2 to the Unaudited Pro Forma Combined Condensed Financial Information. The unaudited pro forma combined condensed financial data does not give effect to any anticipated operating efficiencies which may occur in conjunction with the Merger. The Unaudited Pro Forma Combined Condensed Balance Sheets are not necessarily indicative of the actual financial position that would have existed had the Merger been consummated on September 30, 1998 or December 31, 1997, or that may exist in the future. The Unaudited Pro Forma Combined Condensed Statements of Income are not necessarily indicative of the results that would have occurred had the Merger been consummated on the dates indicated or that may be achieved in the future. The actual financial position and results of operations will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including changes in value and changes in operating results between the dates of the unaudited pro forma financial data and the dates on which the Merger took place.

COMMUNITY  WEST  BANCSHARES
CONSOLIDATED  BALANCE  SHEETS
SEPTEMBER  30,  1998
(UNAUDITED)


                                                                  Community West   Palomar Savings
                                                                    Bancshares        & Loan (1)     Adjustments(2)   Pro Forma
                                                                  ---------------  ----------------  --------------  ------------
ASSETS
Cash and due from banks                                           $     3,257,000  $      1,764,000                  $  5,021,000
Federal funds sold                                                      9,815,000                 -                     9,815,000
                                                                  ---------------  ----------------                  ------------
  Total cash and cash equivalents                                      13,072,000         1,764,000                    14,836,000
Federal reserve bank stock                                                264,000           538,000                       802,000
Investment securities available for sale, at fair value                         -         9,603,000                     9,603,000
Investment securities held to maturity, at cost,                          502,000         3,411,000                     3,913,000
Investment securities held for trading, at fair value                   2,731,000                 -                     2,731,000
Loans
  Held for investment, net of allowance for loan losses                63,239,000        59,134,000                   122,373,000
  Held for sale, at lower of cost or fair value                        82,557,000         4,898,000                    87,455,000
Other real estate owned, net                                              284,000                 -                       284,000
Premises and equipment, net                                             3,954,000           264,000                     4,218,000
Servicing assets                                                        1,044,000                 -                     1,044,000
Accrued interest receivable                                             2,006,000           461,000                     2,467,000
Other assets                                                            2,164,000           989,000                     3,153,000
                                                                  ---------------  ----------------                  ------------

TOTAL ASSETS                                                          171,817,000        81,062,000                  $252,879,000
                                                                  ===============  ================                  ============

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
  Deposits:
    Noninterest-bearing demand                                         17,999,000           779,000                  $ 18,778,000
    Interest-bearing demand                                            13,411,000         5,372,000                    18,783,000
    Savings                                                            13,549,000        10,909,000                    24,458,000
    Time certificates of $100,000 or more                              46,421,000        42,781,000                    89,202,000
    Other time certificates                                            60,367,000        12,861,000                    73,228,000
                                                                  ---------------  ----------------                  ------------

          Total deposits                                              151,747,000        72,702,000                   224,449,000

  Notes payable                                                                 -         1,500,000                     1,500,000
  Accrued interest payable and other liabilities                        1,997,000           861,000                     2,858,000
                                                                  ---------------  ----------------                  ------------

          Total liabilities                                           153,744,000        75,063,000                   228,807,000
                                                                  ---------------  ----------------                  ------------

COMMITMENTS AND CONTINGENCIES


STOCKHOLDERS' EQUITY
  Common stock, no par value: 20,000,000 shares authorized:
  5,465,735  shares issued and outstanding at September 30, 1998       12,714,000         4,539,000                    17,253,000
  Retained earnings                                                     5,359,000         1,460,000                     6,819,000
                                                                  ---------------  ----------------                  ------------

          Total stockholders' equity                                   18,073,000         5,999,000                    24,072,000
                                                                  ---------------  ----------------                  ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            171,817,000        81,062,000                  $252,879,000
                                                                  ===============  ================                  ============

             UNAUDITED  PRO  FORMA  COMBINED  CONDENSED  BALANCE  SHEETS  AT
                                     DECEMBER 31, 1997

                                                                                         CWB and
                                                 CWB          Palomar      Pro Forma     Palomar
                                            (Historical) (Historical)(1) Adjustments(2) Pro Forma
                                              ----------  ----------  -------------  -----------
                                               (Dollars in thousands, except per share data)
ASSETS:
Cash and due from banks                       $    3,663  $    2,634                 $     6,297
Federal funds sold                                 8,440       4,100                      12,540
                                              ----------  ----------  -------------  -----------
    TOTAL CASH AND CASH EQUIVALENTS               12,103       6,734                      18,837
Time deposits at other financial
 institutions                                      2,477           -                       2,477
Federal Reserve Bank and Federal
    Home Loan Bank stock, at cost                    251         512                         763
Securities held to maturity, at cost                 999       4,156                       5,155
Securities available for sale, at fair value           -       8,912                       8,912
Securities held for trading, at fair value         2,529           -                       2,529
                                              ----------  ----------  -------------  -----------
    TOTAL SECURITIES                               3,528      13,068                      16,596
Loans net for deferred fees and costs             58,010      57,985                     115,995
Loans, held for sale at lower of cash
 or fair market value                             14,440           -                      14,440
Allowances for loan losses                         1,286         765                       2,051
Premises and equipment                             2,725         127                       2,852
Investments in real estate ventures                    -          77                          77
Other assets                                       3,064         873                       3,937
                                              ----------  ----------  -------------  -----------
     TOTAL ASSETS                             $   95,312  $   78,611                 $   173,923
                                              ==========  ==========  =============  ===========
LIABILITY AND SHAREHOLDERS' EQUITY
LIABILITIES:
Non-interest bearing deposits                 $   15,132  $      657                 $    15,789
Interest bearing deposits                         65,120      71,782                     136,902
                                              ----------  ----------  -------------  -----------
Total deposits                                    80,252      72,439                     152,691
Accrued interest payable and other
 liabilities                                       2,931         613                       3,544
                                              ----------  ----------  -------------  -----------
     TOTAL LIABILITIES                            83,183      73,052                     156,235
SHAREHOLDERS' EQUITY:
Common stock and surplus                           8,570       4,263                      12,833
Retained earnings                                  3,559       1,265                       4,824
Unrealized net gains (losses) on
    investments available for sale, net                -          31                          31
                                              ----------  ----------  -------------  -----------
     TOTAL SHAREHOLDERS' EQUITY                   12,129       5,559                      17,688
                                              ----------  ----------  -------------  -----------
     TOTAL LIABILITIES &
     SHAREHOLDERS' EQUITY                     $   95,312  $   78,611                 $   173,923
                                              ==========  ==========  =============  ===========
Number of common shares
   outstanding                                 3,081,316     648,186                   4,082,116
Common shareholders' equity per share         $     3.94  $     8.58                 $      4.33

COMMUNITY  WEST  BANCSHARES
CONSOLIDATED  STATEMENTS  OF  INCOME
FOR  THE  NINE  MONTHS  ENDED  SEPTEMBER  30,  1998
(UNAUDITED)


                                                 Community West    Palomar Savings
                                                   Bancshares        & Loan (1)       Adjustments(2)   Pro Forma
INTEREST INCOME:
  Loans, including fees                          $     9,815,000  $      3,291,000                    $13,112,000
  Federal funds sold                                     296,000                 -                        296,000
  Time deposits in other financial institutions           67,000                 -                         67,000
  Investment securities                                   40,000           916,000                        950,000
                                                 ---------------  -----------------                   -----------

          Total interest income                       10,218,000         4,207,000                     14,425,000

INTEREST EXPENSE ON DEPOSITS                           3,877,000         2,576,000                      6,453,000
                                                 ---------------  -----------------                   -----------

NET INTEREST INCOME                                    6,341,000         1,631,000                      7,972,000

PROVISION FOR LOAN LOSSES                                400,000           (61,000)                       339,000
                                                 ---------------  -----------------                   -----------

NET INTEREST INCOME AFTER PROVISION FOR LOAN
  LOSSES                                               5,941,000         1,692,000                      7,633,000

OTHER INCOME:
  Gains from loan sales                                4,088,000           454,000                      4,542,000
  Loan origination fees                                2,725,000                 -                      2,725,000
  Document processing fees                             1,133,000                 -                      1,133,000
  Service charges                                        765,000                 -                        765,000
  Loan servicing income                                  665,000           135,000                        800,000
  Other income                                           231,000            80,000                        311,000
                                                 ---------------  -----------------                   -----------

          Total other income                           9,607,000           669,000                     10,276,000
                                                 ---------------  -----------------                   -----------

OTHER EXPENSES:
  Salaries and employee benefits                       8,304,000           848,000                      9,152,000
  Occupancy expenses                                   1,728,000           266,000                      1,994,000
  Advertising                                            516,000            95,000                        611,000
  Professional fees                                      478,000           145,000                        623,000
  Postage and freight                                    366,000            28,000                        394,000
  Travel expense                                         192,000            33,000                        225,000
  Data processing expense                                148,000           122,000                        270,000
  Stationery & supply expense                            130,000            73,000                        203,000
  Credit report expense                                  106,000                 -                        106,000
  Other operating expenses                               501,000           112,000                        613,000
                                                 ---------------  -----------------                   -----------

          Total other expenses                        12,469,000         1,722,000                     14,191,000
                                                 ---------------  -----------------                   -----------

INCOME BEFORE PROVISION FOR INCOME
TAXES                                                  3,079,000           639,000                      3,718,000

PROVISION FOR INCOME TAXES                             1,278,000           118,000                      1,396,000
                                                 ---------------  -----------------                   -----------

NET INCOME                                             1,801,000           521,000                    $ 2,322,000
                                                 ===============  =================                   ===========

NET INCOME PER COMMON SHARE - BASIC              $          0.51  $           0.38                    $      0.47
                                                 ===============  =================                   ===========
NET INCOME PER COMMON SHARE - DILUTED            $          0.49  $           0.38                    $      0.45
                                                 ===============  =================                   ===========

                                UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                                         FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                           CWB and
                                                          CWB            Palomar          Pro Forma        Palomar
                                                     (Historical)    (Historical)(1)    Adjustments(2)    Pro Forma
                                                    --------------  ------------------  -------------  ---------------
                                                              (Dollars in thousands, except per share data)
INTEREST INCOME:
     Interest and fees on loans                     $        7,350  $           4,410   $              $       11,760
     Interest on interest bearing deposits
      in other banks                                           121                109                             230
     Interest on investment securities                         115                828                             943
     Interest on federal funds sold                            423                193               -             616
                                                    --------------  ------------------  -------------  ---------------
          TOTAL INTEREST INCOME                              8,009              5,540                          13,549
INTEREST EXPENSE:
     Interest expense on deposits                            2,910              3,421                           6,331
     Interest expense on borrowings                              -                 29               -              29
                                                    --------------  ------------------  -------------  ---------------
          TOTAL INTEREST EXPENSE                             2,910              3,450                           6,360
NET INTEREST INCOME:                                         5,099              2,090                           7,189
     Less: provisions (credit) for loan losses                 260                (70)                            190
                                                    --------------  ------------------  -------------  ---------------
          NET INTEREST INCOME AFTER PROVISION FOR
          LOAN LOSSES                                        4,839              2,160               -           6,999
NON-INTEREST INCOME:
     Gains from loan sales                                   4,101                289                           4,390
     Loan origination fees                                   2,961                  -                           2,961
     Document processing fees                                  819                  -                             819
     Loan servicing income                                     632                 82                             714
     Service charges, commissions and fees                     896                 88                             984
     Securities gains (losses)                                   -                (10)                            (10)
     Other income                                               23                 27               -              50
                                                    --------------  ------------------                 ---------------
          TOTAL NON-INTEREST INCOME                          9,432                476                           9,908
NON-INTEREST EXPENSE:
     Salaries and benefits                                   7,315                935                           8,250
     Occupancy, expenses                                     1,508                260                           1,768
     Advertising expense                                       587                 53                             640
     Professional services                                     426                 86                             512
     Telephone, stationery and supplies                        468                 61                             529
     Goodwill amortization                                     155                  -                             155
     Other                                                   1,065                522               -           1,587
                                                    --------------  ------------------  -------------  ---------------
          TOTAL NON-INTEREST EXPENSE                        11,524              1,917                          13,441
Income before income taxes                                   2,747                719                           3,466
Income taxes                                                 1,158                 99                           1,257
                                                    --------------  ------------------  -------------  ---------------
          NET INCOME                                $        1,589  $             620   $           -  $        2,209
                                                    ==============  ==================  =============  ===============
PER SHARE INFORMATION:
     Number of shares (weighted average)
          Basic                                          3,016,208            648,186                       4,017,008
          Diluted                                        3,588,477            648,186                       4,589,277
     Income per share
          Basic                                     $         0.53  $            0.96                  $         0.55
          Diluted                                   $         0.44  $            0.96                  $         0.48


         NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA

     NOTE 1: BASIS OF PRESENTATION. Certain historical data of Palomar have been reclassified on a pro forma basis to conform to CWB's classifications. The financial data for the two years ended December 31, 1997 are derived from the unaudited financial statements of Palomar since Palomar changed its fiscal year end in 1996 from December 31 to September 30. Transactions between the Companies are not material in relation to the unaudited pro forma combined financial statements, and have not been eliminated from the pro forma combined amounts. The unaudited pro forma number of common shares outstanding, common shareholders' equity per share, number of shares (basic and diluted) and income per share (basic and diluted) are based on the share amounts for CWB plus the historical share amounts for Palomar multiplied by an assumed Conversion Ratio of 1.544. The historical shares from Palomar have been restated to reflect the 5% stock dividend issued on February 18, 1998.

     NOTE 2: MERGER COSTS. The unaudited pro forma combined condensed financial data reflects CWB management's current estimate, for purposes of pro forma presentation, of the aggregate estimated merger costs of $321,000 ($186,000 net of taxes, computed using the combined federal and state tax rate of 42%) expected to be incurred in connection with the Merger. While a portion of these costs may be required to be recognized over time, the current estimate of these costs has been recorded in the Unaudited Pro Forma Combined Condensed Balance Sheets in order to disclose-the aggregate effect of these activities on CWB's pro forma combined financial position. The estimated aggregate costs include the following:

       Investment  banking  fees                  $     191,000
       Legal  and  other  professional  costs     $     110,000
       Printing  costs                            $      10,000
       Other  costs                               $      10,000
       TOTAL  ESTIMATED  AGGREGATE  COSTS         $     321,000
                                                  =============

     CWB Management's cost estimates are forward-looking. While the costs represent CWB Management's current estimate of merger costs that will be incurred, the ultimate level and timing of recognition of such costs will be based on the final merger and integration plan to be completed prior to consummation of the Merger, which will be developed by various of the Companies' task forces and integration committees. Readers are cautioned that the completion of the merger and integration plan and the resulting management plans detailing actions to be undertaken to effect the Merger and resultant integration of operations will impact these estimates; the type and amount of actual costs incurred could vary materially from these estimates if future developments differ from the underlying assumptions used by management in determining the current estimate of these costs.

     (c)     EXHIBITS.

          The following exhibits are filed with this amendment to Current Report on Form 8-K dated December 29, 1998.

Exhibit
Number     Description
---------  --------------
23.1       Consent  of  KPMG  LLP  (Palomar  Savings  and  Loan  Association)

99.2 Audited Statements of Financial Condition of Palomar Savings and Loan Association and subsidiary as of December 31, 1997 and 1996 and the related Statements of Operations, Changes in Stockholders' Equity and Cash Flows for each of the years in the period ended December 31, 1997.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to Current Report on Form 8-K dated December 29, 1998 to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  February 26,  1999

                                   COMMUNITY  WEST  BANCSHARES


                                   By:  /s/  C.  Randy  Shaffer
                                        ------------------------------------
                                             C.  Randy  Shaffer
                                             Executive  Vice  President  and
                                             Chief  Financial  Officer


                                  EXHIBIT INDEX

Exhibit
Number     Description
---------  -----------

23.1       Consent  of  KPMG  LLP  (Palomar  Savings  and  Loan  Association)

99.2 Audited Statements of Financial Condition of Palomar Savings and Loan Association and subsidiary as of December 31, 1997 and 1996 and the related Statements of Operations, Changes in Stockholders' Equity and Cash Flows for each of the years in the period ended December 31, 1997.